                                                                      Exhibit 23


              Consent of Ernst & Young LLP, Independent Auditors



We consent to the incorporation by reference in this Annual Report (Form 10-K) of Alco Standard Corporation of our report dated October 16, 1996 (except for
Note 2, as to which the date is November 20, 1996), included in the 1996 Annual Report to the Shareholders of Alco Standard Corporation.

Our audits also included the financial statement schedule of Alco Standard Corporation listed in item 14(a). This schedule is the responsibility of the Company's management. Our responsibility is to express an opinion based on our audits. In our opinion, the financial statement schedule referred to above, when considered in relation to the basic financial statements taken as a whole, presents fairly in all material respects the information set forth therein.

We consent to the incorporation by reference in the following registration statements on Form S-3, Form S-4 and Form S-8 of Alco Standard Corporation and in the related Prospectuses of our report dated October 16, 1996, (except for Note 2, as to which the date is November 20, 1996), with respect to the consolidated financial statements of Alco Standard Corporation incorporated by reference in its Annual Report (Form 10-K) for the fiscal year ended September 30, 1996, and the related financial statement schedule included therein, filed with the Securities and Exchange Commission.


Registration
  Number                  Filing Date                      Description
--------------------------------------------------------------------------------
2-66880               March 10, 1980            Alco Standard Corporation
                                                1980 Deferred Compensation Plan

2-75296               December 11, 1982         Alco Standard Corporation
                                                1982 Deferred Compensation Plan

33-00120              September 6, 1985         Alco Standard Corporation
                                                1985 Deferred Compensation Plan

33-3046               February 10, 1987         Alco Standard Corporation
                                                1986 Stock Option Plan

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




Registration
  Number                  Filing Date                      Description
--------------------------------------------------------------------------------
33-26732              January 27, 1989         Alco Standard Corporation
                                               1989 Directors' Stock Option Plan

33-36745              September 10, 1990       Alco Standard Corporation
                                               1991 Deferred Compensation Plan

33-38193              December 10, 1990        Alco Standard Corporation
                                               1986 Stock Option Plan

33-84376              June 4, 1992             Alco Standard Corporation
                                               Stock Award Plan

33-55096              November 24, 1992        Alco Standard Corporation
                                               1993 Directors' Stock Option Plan

33-51183              November 24, 1993        Alco Standard Corporation
                                               Partners' Stock Purchase Plan

33-53711              May 19, 1994             Alco Standard Corporation
                                               496,090 Shares of Common Stock


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



Registration
  Number                  Filing Date                      Description
--------------------------------------------------------------------------------
33-54779              July 28, 1994             Alco Standard Corporation
                                                365,871 Shares of Common Stock

33-54781              July 28, 1994             Alco Standard Corporation
                                                Stock Award Plan

33-55947              October 7, 1994           Alco Standard Corporation
                                                122,409 Shares of Common Stock

33-56455              November 14, 1994         Alco Standard Corporation
                                                25,655 Shares of Common Stock

33-56457              November 14, 1994         Alco Standard Corporation
                                                46,774 Shares of Common Stock

33-56469              November 15, 1994         Alco Standard Corporation
                                                1995 Stock Option Plan

33-56471              November 15, 1994         Alco Standard Corporation
                                                Long Term Incentive Compensation
                                                Plan

33-64177              November 14, 1995         Alco Standard Corporation
                                                $750,000,000 Debt Securities
                                                Preferred Stock or Common Stock

33-64739              January 5, 1996           Alco Standard Corporation
                                                10,000,000 Shares of Common
                                                Stock

333-01743             March 14, 1996            Alco Standard Corporation
                                                5,000,000 Shares of Common Stock




Philadelphia, Pennsylvania
December 30, 1996




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